Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – 100.3%
Aerospace & Defense – 2.7%
General Dynamics Corp	380,000	$56,794,800
Lockheed Martin Corp	267,206	97,508,814
		154,303,614
Air Freight & Logistics – 1.1%
United Parcel Service Inc	542,013	60,261,005
Banks – 3.3%
JPMorgan Chase & Co	1,564,812	147,186,217
US Bancorp	1,110,766	40,898,404
		188,084,621
Biotechnology – 2.8%
AbbVie Inc	575,000	56,453,500
Gilead Sciences Inc	1,285,827	98,931,529
		155,385,029
Capital Markets – 4.6%
CME Group Inc	774,042	125,812,787
Morgan Stanley	1,683,502	81,313,147
S&P Global Inc	153,000	50,410,440
		257,536,374
Chemicals – 0.5%
Air Products & Chemicals Inc	120,000	28,975,200
Commercial Services & Supplies – 1.3%
Waste Management Inc	680,944	72,118,779
Communications Equipment – 0.9%
Motorola Solutions Inc	355,000	49,746,150
Consumer Finance – 1.7%
American Express Co	1,007,309	95,895,817
Diversified Telecommunication Services – 0.7%
Verizon Communications Inc	689,000	37,984,570
Electric Utilities – 0.5%
Xcel Energy Inc	410,000	25,625,000
Electrical Equipment – 1.1%
Rockwell Automation Inc	299,690	63,833,970
Electronic Equipment, Instruments & Components – 3.0%
Corning Inc	2,081,573	53,912,741
TE Connectivity Ltd	1,445,784	117,903,685
		171,816,426
Entertainment – 1.4%
Walt Disney Co	730,479	81,455,713
Equity Real Estate Investment Trusts (REITs) – 1.1%
Crown Castle International Corp	326,383	54,620,195
MGM Growth Properties LLC	356,078	9,688,882
		64,309,077
Food Products – 1.7%
Hershey Co	508,397	65,898,419
McCormick & Co Inc/MD	172,000	30,858,520
		96,756,939
Health Care Equipment & Supplies – 4.6%
Abbott Laboratories	1,111,127	101,590,342
Baxter International Inc	295,000	25,399,500
Medtronic PLC	1,199,917	110,032,389
Stryker Corp	125,000	22,523,750
		259,545,981
Health Care Providers & Services – 3.2%
Quest Diagnostics Inc	346,710	39,511,072
UnitedHealth Group Inc	479,873	141,538,541
		181,049,613
Hotels, Restaurants & Leisure – 3.4%
McDonald's Corp	800,280	147,627,652
Starbucks Corp	640,000	47,097,600
		194,725,252
Household Durables – 1.7%
Garmin Ltd	957,272	93,334,020
Household Products – 2.6%
Clorox Co	200,181	43,913,706
Procter & Gamble Co	870,000	104,025,900
		147,939,606
Industrial Conglomerates – 1.9%
Honeywell International Inc	728,000	105,261,520

Shares		Value
Common Stocks – (continued)
Information Technology Services – 7.3%
Accenture PLC	1,219,478	$261,846,316
Automatic Data Processing Inc	289,010	43,030,699
Fidelity National Information Services Inc	300,000	40,227,000
Visa Inc	337,000	65,098,290
		410,202,305
Insurance – 2.2%
Marsh & McLennan Cos Inc	385,000	41,337,450
Travelers Cos Inc	710,004	80,975,956
		122,313,406
Leisure Products – 1.4%
Hasbro Inc	1,080,018	80,947,349
Machinery – 2.2%
Deere & Co	618,242	97,156,730
Trane Technologies PLC	275,000	24,469,500
		121,626,230
Media – 2.0%
Comcast Corp	2,963,179	115,504,718
Multiline Retail – 1.4%
Target Corp	639,000	76,635,270
Multi-Utilities – 0.7%
Sempra Energy	325,000	38,099,750
Pharmaceuticals – 7.6%
Bristol-Myers Squibb Co	1,503,558	88,409,210
Eli Lilly & Co	943,641	154,926,979
Merck & Co Inc	2,398,895	185,506,550
		428,842,739
Road & Rail – 1.3%
CSX Corp	668,822	46,643,646
Union Pacific Corp	161,182	27,251,041
		73,894,687
Semiconductor & Semiconductor Equipment – 6.5%
Intel Corp	2,312,898	138,380,687
KLA Corp	495,654	96,394,790
Texas Instruments Inc	1,016,643	129,083,162
		363,858,639
Software – 10.5%
Intuit Inc	113,000	33,469,470
Microsoft Corp	2,432,577	495,053,745
Oracle Corp	1,125,000	62,178,750
		590,701,965
Specialty Retail – 2.7%
Best Buy Co Inc	273,520	23,870,090
Home Depot Inc	517,694	129,687,524
		153,557,614
Technology Hardware, Storage & Peripherals – 6.5%
Apple Inc	1,000,433	364,957,959
Textiles, Apparel & Luxury Goods – 1.2%
VF Corp	1,143,667	69,695,067
Tobacco – 1.0%
Altria Group Inc	1,372,298	53,862,697
Total Common Stocks (cost $3,562,610,372)		5,650,644,671
Investment Companies – 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $1,976,000)	1,975,802	1,976,000
Total Investments (total cost $3,564,586,372) – 100.3%		5,652,620,671
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(15,885,408)
Net Assets – 100%		$5,636,735,263

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$19,264	$(1,617)	$-	$1,976,000

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	7,910,000	118,806,569	(124,738,952)	1,976,000

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$5,650,644,671	$-	$-
Investment Companies	-	1,976,000	-
Total Assets	$5,650,644,671	$1,976,000	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.